Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended
	3/31/2012	3/31/2011	% Chg
Operating Revenues
Wireless service	$14,566	$13,961	4.3%
Data	7,795	7,171	8.7%
Voice	5,893	6,550	-10.0%
Directory	744	868	-14.3%
Other	2,824	2,697	4.7%
Total Operating Revenues	31,822	31,247	1.8%

Operating Expenses
Cost of services and sales (exclusive of depreciation and amortization shown separately below)	12,913	12,813	0.8%
Selling, general and administrative	8,248	8,042	2.6%
Depreciation and amortization	4,560	4,584	-0.5%
Total Operating Expenses	25,721	25,439	1.1%
Operating Income	6,101	5,808	5.0%
Interest Expense	859	846	1.5%
Equity in Net Income of Affiliates	223	249	-10.4%
Other Income (Expense) - Net	52	59	-11.9%
Income Before Income Taxes	5,517	5,270	4.7%
Income Tax Expense	1,865	1,802	3.5%
Net Income	3,652	3,468	5.3%
Less: Net Income Attributable to Noncontrolling Interest	(68)	(60)	-13.3%
Net Income Attributable to AT&T	$3,584	$3,408	5.2%

Basic Earnings Per Share Attributable to AT&T	$0.60	$0.57	5.3%
Weighted Average Common Shares Outstanding (000,000)	5,918	5,925	-0.1%

Diluted Earnings Per Share Attributable to AT&T	$0.60	$0.57	5.3%
Weighted Average Common Shares Outstanding with Dilution (000,000)	5,940	5,945	-0.1%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended

Wireless	3/31/2012	3/31/2011	% Chg
Segment Operating Revenues
Service	$14,566	$13,961	4.3%
Equipment	1,570	1,349	16.4%
Total Segment Operating Revenues	16,136	15,310	5.4%

Segment Operating Expenses
Operations and support	10,083	9,861	2.3%
Depreciation and amortization	1,666	1,506	10.6%
Total Segment Operating Expenses	11,749	11,367	3.4%
Segment Operating Income	4,387	3,943	11.3%
Equity in Net Loss of Affiliates	(13)	(4)	-
Segment Income	$4,374	$3,939	11.0%

Segment Operating Income Margin	27.2%	25.8%

Wireline
Segment Operating Revenues
Data	$7,795	$7,171	8.7%
Voice	5,893	6,550	-10.0%
Other	1,240	1,330	-6.8%
Total Segment Operating Revenues	14,928	15,051	-0.8%

Segment Operating Expenses
Operations and support	10,297	10,312	-0.1%
Depreciation and amortization	2,808	2,958	-5.1%
Total Segment Operating Expenses	13,105	13,270	-1.2%
Segment Income	$1,823	$1,781	2.4%

Segment Operating Income Margin	12.2%	11.8%

Advertising Solutions
Segment Operating Revenues	$744	$868	-14.3%

Segment Operating Expenses
Operations and support	547	572	-4.4%
Depreciation and amortization	77	106	-27.4%
Total Segment Operating Expenses	624	678	-8.0%
Segment Income	$120	$190	-36.8%

Segment Income Margin	16.1%	21.9%

Other
Segment Operating Revenues	$14	$18	-22.2%
Segment Operating Expenses	243	124	96.0%
Segment Operating Loss	(229)	(106)	-
Equity in Net Income of Affiliates	236	253	-6.7%
Segment Income	$7	$147	-95.2%

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions except per share amounts
	3/31/12	12/31/11
	Unaudited

Assets
Current Assets
Cash and cash equivalents	$2,442	$3,185
Accounts receivable - net of allowances for
doubtful accounts of $784 and $878	13,167	13,606
Prepaid expenses	1,706	1,155
Deferred income taxes	1,463	1,470
Other current assets	1,987	3,611
Total current assets	20,765	23,027
Property, Plant and Equipment - Net	107,231	107,087
Goodwill	70,929	70,842
Licenses	51,782	51,374
Customer Lists and Relationships - Net	2,385	2,757
Other Intangible Assets - Net	5,203	5,212
Investments in Equity Affiliates	4,302	3,718
Other Assets	6,759	6,327
Total Assets	$269,356	$270,344

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$6,775	$3,453
Accounts payable and accrued liabilities	17,593	19,858
Advanced billing and customer deposits	3,966	3,872
Accrued taxes	1,601	1,003
Dividends payable	2,585	2,608
Total current liabilities	32,520	30,794
Long-Term Debt	58,934	61,300
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	26,136	25,748
Postemployment benefit obligation	34,113	34,011
Other noncurrent liabilities	12,466	12,694
Total deferred credits and other noncurrent liabilities	72,715	72,453
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	91,032	91,156
Retained earnings	26,446	25,453
Treasury stock	(22,460)	(20,750)
Accumulated other comprehensive income	3,386	3,180
Noncontrolling interest	288	263
Total stockholders' equity	105,187	105,797
Total Liabilities and Stockholders' Equity	$269,356	$270,344

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Three Months Ended
	3/31/2012	3/31/2011

Operating Activities
Net income	$3,652	$3,468
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	4,560	4,584
Undistributed earnings from investments in equity affiliates	(223)	(233)
Provision for uncollectible accounts	328	292
Deferred income tax expense and noncurrent
unrecognized tax benefits	337	731
Net gain from impairment and sale of investments	(9)	(41)
Changes in operating assets and liabilities:
Accounts receivable	111	72
Other current assets	1,082	708
Accounts payable and accrued liabilities	(1,573)	(1,309)
Other - net	(469)	(540)
Total adjustments	4,144	4,264
Net Cash Provided by Operating Activities	7,796	7,732

Investing Activities
Construction and capital expenditures:
Capital expenditures	(4,261)	(4,133)
Interest during construction	(65)	(35)
Acquisitions, net of cash acquired	(433)	(54)
Dispositions	16	11
Sales of securities, net of investment	5	127
Other	1	9
Net Cash Used in Investing Activities	(4,737)	(4,075)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	-	(36)
Issuance of long-term debt	2,986	-
Repayment of long-term debt	(2,204)	(1,264)
Purchase of treasury stock	(2,066)	-
Issuance of treasury stock	218	18
Dividends paid	(2,606)	(2,540)
Other	(130)	119
Net Cash Used in Financing Activities	(3,802)	(3,703)
Net decrease in cash and cash equivalents	(743)	(46)
Cash and cash equivalents beginning of year	3,185	1,437
Cash and Cash Equivalents End of Period	$2,442	$1,391

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts
Unaudited	Three Months Ended
	3/31/2012	3/31/2011	% Chg

Wireless
Volumes (000)
Total	103,940	97,519	6.6%
Postpaid	69,403	68,062	2.0%
Prepaid	7,368	6,613	11.4%
Reseller	13,869	12,241	13.3%
Connected Devices	13,300	10,603	25.4%

Wireless Net Adds (000)
Total	726	1,984	-63.4%
Postpaid	187	62	-
Prepaid	125	85	47.1%
Reseller	184	561	-67.2%
Connected Devices	230	1,276	-82.0%
M&A Activity, Partitioned Customers and Other Adjs.	(33)	(1)	-

Wireless Churn
Postpaid Churn	1.10%	1.18%	-8 BP
Total Churn	1.47%	1.36%	11 BP

Other
Branded Computing Subscribers1	5,776	3,434	68.2%
Licensed POPs (000,000)	313	313	0.0%

Wireline
Voice
Total Wireline Voice Connections	37,878	42,457	-10.8%
Net Change	(1,134)	(1,106)	-2.5%

Broadband
Total Wireline Broadband Connections2	16,530	16,486	0.3%
Net Change2	103	177	-41.8%

Video
U-verse	3,991	3,205	24.5%
Satellite	1,732	1,886	-8.2%
Total Video Connections	5,723	5,091	12.4%
Net Change	167	174	-4.0%

Consumer Revenue Connections
Broadband3	14,595	14,515	0.6%
Video Connections4	5,706	5,085	12.2%
Voice5	20,537	23,479	-12.5%
Total Consumer Revenue Connections	40,838	43,079	-5.2%
Net Change	(428)	(348)	-23.0%

AT&T Inc.
Construction and capital expenditures
Capital expenditures	$4,261	$4,133	3.1%
Interest during construction	$65	$35	85.7%
Dividends Declared per Share	$0.44	$0.43	2.3%
End of Period Common Shares Outstanding (000,000)	5,875	5,918	-0.7%
Debt Ratio6	38.4%	36.6%	180 BP
Total Employees	252,330	260,690	-3.2%

1	Branded Computing Subscribers includes tablets, tethering plans, aircards, mobile Wi-Fi hot spots and other data-only devices.
2	Prior year amounts restated to conform to current period reporting methodology.
3	Consumer wireline broadband connections include DSL lines, U-verse High Speed Internet access and satellite broadband.
4	Video connections include sales under agency agreements with EchoStar and DirecTV customers and U-verse connections.
5	Includes consumer U-verse Voice over Internet Protocol connections of 2,442 as of March 31, 2012.
6	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
Note: For the end of 1Q12, total switched access lines were 35,436, retail business switched access lines totaled 15,256, and wholesale and coin switched access lines totaled 2,085.